UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 10, 2007 – May 9, 2007
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Leadership Square, Suite 300
211 N. Robinson Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On May 9, 2007, Mary Mikkelson, Senior Vice President and Chief Financial Officer of the Company, made a presentation at the UBS 2007 Leveraged Finance Conference in Las Vegas, Nevada. Copies of the materials presented at the conference are attached hereto as exhibit 99.1. The materials and the accompanying recorded presentations from Ms. Mikkelson are available on the Company’s website at www.tronox.com.
Item 9.01 Financial Statements and Exhibits
      (d) Exhibits
     99.1 Presentation materials
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: May 10, 2007